EXHIBIT 99.5

Equity One 2003-2

                   -------------------------------------------------------------


                                   ---------------------------------------------
                                               Class             Required
                                               Size           Subordination
                                   ---------------------------------------------
                                AAA            84.00            40.00
                                 AA             6.50            27.00
                                  A             5.25            16.50
                               BBB+             2.25            12.00
                                BBB             2.00             8.00
                         Initial OC               -
                          Target OC             4.00

                   -------------------------------------------------------------



                   OLD
Forward Libor      65% Loss Severity
-------------      -------------------------------------------------------------------------------
                                              A                      BBB+                     BBB
                                      Class M-2                 Class M-3                 Class B
50% PPC
   Break CDR                              7.935                     7.111                   6.593
   Cum Loss             120,121,281.09 (23.96%)   111,339,348.90 (22.21%) 105,493,252.03 (21.04%)
100% PPC
   Break CDR                              8.665                     7.312                   6.368
   Cum Loss              80,963,860.09 (16.15%)    70,599,605.82 (14.08%)  62,947,817.28 (12.55%)
150% PPC
   Break CDR                              9.743                     7.819                    6.38
   Cum Loss              63,476,814.12 (12.66%)    52,472,309.06 (10.46%)   43,801,198.09 (8.74%)
200% PPC
   Break CDR                             10.862                     8.312                   6.318
   Cum Loss              52,886,095.51 (10.55%)     41,523,781.77 (8.28%)   32,221,068.29 (6.43%)
                   -------------------------------------------------------------------------------



                   NEW
Forward Libor      65% Loss Severity
-------------      --------------------------------------------------------------------------
                                           A                     BBB+                    BBB
                                   Class M-2                Class M-3                Class B
50% PPC
   Break CDR                           8.736                    7.723                  7.314
   Cum Loss          118,246,195.52 (23.58%)  108,851,669.57 (21.71%)104,827,357.49 (20.91%)
100% PPC
   Break CDR                           9.521                    7.896                  6.969
   Cum Loss           80,475,193.86 (16.05%)   69,376,091.80 (13.84%) 62,641,267.37 (12.49%)
150% PPC
   Break CDR                          10.681                    8.433                   6.78
   Cum Loss           63,335,696.65 (12.63%)   51,743,105.44 (10.32%)  42,693,464.07 (8.51%)
200% PPC
   Break CDR                          11.964                    9.054                  6.722
   Cum Loss           53,189,635.43 (10.61%)    41,436,909.85 (8.26%)  31,510,983.43 (6.28%)
                   --------------------------------------------------------------------------

12 months lag, Servicer advances on
Triggers On                                    100% PPC
                                               --------
PPC - Voluntary                                Fixed: 22 HEP
Run to Maturity                                Arm: 28 CPR

Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business
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through  other bank and  non-bank  and  broker-dealer  subsidiaries  of Wachovia
Corporation. This report is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named
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entity with which they deal, or the entity that provided this report to them, if
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information is accurate or complete. Any opinions or estimates contained in this
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are subject to change  without  notice.  First Union  Securities,  Inc.,  or its affiliates may from time to time provide advice with respect to, acquire,  hold,
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